Family of Fine Beverages Exhibit 99.1

Forward looking statements
This presentation contains forward-looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause the actual results, performance or achievements of CEDC to be materially different from any future results, performance or achievements, expressed or implied, by forward-
looking statements. Investors are cautioned that forward-looking statements are not guarantees of future performance and that undue reliance should not be placed on such statements. CEDC undertakes no obligation to publicly update or revise any forward-looking statements or to make any other forward-looking statements, whether as a result of new information, future events or otherwise unless required to do so by the securities laws. Investors are referred to the full discussion of risks and uncertainties included in CEDC’s Form 10-K for the fiscal year ended December 31,
2005, and in other periodic reports filed by CEDC with the Securities and Exchange
Commission.

VISION
Continued leadership in the beverage
manufacturing and distribution industry, by
providing our customers with products of high
value while maintaining integrity and
commitment to deliver shareholder value

Who is CEDC?
Originally founded in 1990
NASDAQ listed since 1998 with current market
capitalisation of almost US$1 billion
The leading producer
of vodka in Poland and the 4th
largest producer of vodka worldwide.
The leading distributor
and importer
of alcoholic
beverages in Poland.
Operate largest nationwide next-day alcoholic
beverage delivery service with 15 distribution centers
and 78 satellite branches located throughout Poland

Who is CEDC? (cont’d.)
Distributes over
700
brands of alcoholic beverages consisting of a
wide range of alcoholic beverages.
Over
2,900 employees
in Poland
Net Sales CAGR of 43% over the last five years
EPS CAGR of 81% over the last five years
2006 forecasted sales of US$931 million to US$956 million and forecasted EPS of US$1.90 to US$2.10

2005 Polish Drinks Industry Overview
- Total alcohol market growth in low single digits primarily led by imports (beer, wine and spirits) and domestic beer
- Spirit excise increase of 3% in February 2005 led to softness in the domestic spirit market (no perceived impact on imports)
- CEDC has changed the spirit market landscape by purchasing the two most profitable distilleries in Poland
- Continued consolidation in the wholesale trade
- Smaller spirit wholesalers continue to struggle to maintain margin

Transformational Year for CEDC
- Transformed CEDC from leading distributor to leading producer and distributor
- Completed acquisitions of the two most profitable distilleries in
Poland
- Obtained control of 32% of the vodka market in Poland with 4 of the top 10 brands
- The acquisition of Bols together with our existing import portfolio created the largest import portfolio in Poland
- The acquisition of Polmos Bialystok and Bols enabled CEDC to tap into growing international vodka market

Rational for Transformation
OFFENSIVE
- Benefits for sales force through
brand ownership
- Margin expansion
- Retail/wholesale leverage
- Export potential from brand
ownership
- Complimentary portfolio of vodka
brands
- Larger import portfolio in growing
segment
- Production synergies
DEFENSIVE
- Control our own destiny through
brand ownership
- Control of the margin table from
producer to retailer
- Market entry for new players
extremely difficult

Market Position of CEDC
• Leading importer of alcoholic beverages in
Poland,
- No. 1 importer of wine
- No. 1 importer of beer
- A leading importer of spirits
• Leading distributor of alcoholic beverages in
Poland
- No. 1 distributor of domestic spirits
- No. 1 distributor of wine
• Leading producer of vodka in Poland
- No. 1 Mainstream Vodka in Poland – Absolwent
- No. 1 Premium Vodka in Poland – Bols
- No. 2 Flavoured Vodka - Zubrowka

Leading Vodka Producer By Value
Source: AC Nielsen; Rinki Alkoholowe
Vodka producers market share
by value
Market shares for key brands
by value
Source: AC Nielsen
Sobieski, 28%
Polmos Lublin, 8%
Vin & Spirit, 7%
Pernod, 3%
Diageo, 3%
Brown Forman, 3%
Other, 17%
32%
Excluding the economy sector, CEDC has over 46%
of the vodka market by volume
Rank Brand Segment Producer
Value
Share
1 Absolwent Mainstream 14.8%
2 Starogardzka Econony Sobieski 10.5%
3 Bols Premium 6.8%
4 Gorzka Zoladkowa Mainstream Polmos Lublin 6.3%
5 Sobieski Premium Sobieski 4.8%
6 Soplica Mainstream 3.5%
7 Luksusowa Mainstream Vin & Spirit 3.5%
8 Krakowska Econony Sobieski 3.4%
9 Zubrowka Mainstream 3.2%
10 Balsam Pomorski Econony Sobieski 3.0%

Leading Importer Of Beers, Wines and Spirits
Metaxa (1)
Rémy Martin cognac
Passoa Liqueur
St. Rémy brandy
Cointreau Liqueur
Bols Liqueurs (1)
Grant’s whisky
Jim Beam bourbon (1)
Jaegermeister bitter
Jose Cuervo
Camus Cognac
Raynal
Sierra (1)
Teacher’s
Sauza
Spirits
Notes: (1) Hold a leading position in their respective sectors
Amsterdam
Bitburger
Budweiser
Corona
Foster’s
Franziskaner
Grolsch
Guinness
Kilkenny
Evian
Apollinaris
E&J Gallo wines (1)
Sutter Home (1)
Rosemount
Veuve Clicquot
Rothschild
Laroche
Moreau & Fils
Codorniu
Torres
Banfi
Frescobaldi
Penfolds
Concha y Toro (1)
Georges Duboeuf
Piper Heidsieck
Beers/Water Wines
Above represents only partial selection of products imported by CEDC
CEDC Exclusive Import Portfolio

Gdańsk
Olsztyn
Stargard Szczeciński
Białystok
Toruń
Łomża
Warszawa
Zielona Góra
Kiełczewo
Konin
Łódź
Mińsk Mazowiecki
Ząbkowice Śląskie
Chrzanów
Przeworsk
Headquarter
Division

Leading National Distribution Network
Distribution platform with national footprint:
15 distribution centres and 78 satellite branches
700 sales people visiting both on and off-trade clients
40,000 outlets serviced
National coverage is important due to:
Poor road infrastructure
Local stores (traditional trade) are expected to remain key
point of purchase for alcoholic beverage products
Next largest distributor, Alti Plus (7% market
share) has a multi-regional rather than
national network
Producers are highly dependant on
distributors with national footprint
Above the line advertising not allowed in Poland

National Sales and Marketing Teams
• Focused Marketing Team of 28 people to develop own and agency brands in
Poland
• Three focused National Sales Organizations
› On Trade Sales – Key Brand Building Opportunity
- Over 70 people employed in the only dedicated On-Trade sales team in Poland
- Leverages the key brand building opportunities offered by the HORECA channel
› Key Account Sales Team
- Dedicated team of 80 people across all CEDC companies focused on serving key accounts
- In house team of merchandisers supported by additional outsourced team – serving top 200 accounts for all key brands
- National coverage of CEDC allows us to serve nationwide customers on all levels both at headquarter level and store level
› Traditional Trade Sales Team
- National sales force of 550 people focused on dominant channel in Poland
- Ability to execute national promotions and merchandising standards across Poland with our 40,000 direct customers

BOLS
LEMON ICE
BOLS
VODKA
CRAFTSMANSHIP FOR
PREMIUM DISTILLATION
700 ml
40% VOL

CEDC Brands – Bols Vodka
#1 Premium Vodka in Poland
Sales of more than 1.5 million cases
Most profitable brand in Poland
Re-launch of new Bols flavors with new package
design in 1
st
quarter of 2006
License production in Russia planned for 2007

CEDC Brands – Zubrówka
Considered to be a vodka in a category of its own in Poland with a unique flavor and heritage
Leading brand for export
Very loyal base of consumers
Strongly connected with tradition and Polish
culture
Considered one of the top icons of Poland
Approaching 1 million cases

SOPLICA
SOPLICA
Wódka
Szlachetna Polska
40% obj.
500ml

CEDC Brands – Soplica
One of the oldest vodka brands in Poland
Associated with Polish nobility and heritage
Currently exported to markets such as UK
and Mexico
New package design and price positioning
executed in August 2005 – 30% growth
since re-launch
New line extensions of flavors launched this
year in 1
st
quarter of 2006
On target to reach 1 million cases in 2007

CEDC Brands – Absolwent
#1 Vodka in Poland for last 7 years
One of the top 10 selling vodka brands in the
world
High quality at a reasonable price
Brand has continued to outperform the
category
Positioned in the mainstream
Close to 4 million cases sold

Accelerate direct sales of our own brands
700 strong sales force to focus on selling own brands and
imports
Leverage our 40,000 direct customers to grow sales of our
brands
Utilize dedicated on-trade sales force to execute brand
building in on trade outlets
Dedicated National Key Account and Off Trade sales force
to expand distribution and product listings
Business Strategy

Reduce costs of goods sold
Leverage purchasing power to reduce cost of raw materials
Largest spirit purchaser in Poland
Purchase over 120 million each of bottles, caps and labels
per year
Build rectified spirit plant by mid 2007 at our two production sites -> payback within 3 years
Business Strategy

Reduce key operating overhead expenses
Combine purchasing power to reduce key SG&A costs
Continue to consolidate satellite branches
Consolidate back office of CEDC in 2008
Reduction of headcount by 10% by 2008
Reduction of bad debt expense at production level through
new trade terms introduced December 1, 2005
Business Strategy

Develop new brand opportunities
Introduction of new brands for own and third-party brands
Current excess production capacity gives opportunity for
growth of new brands for next three years
Restricted advertising laws in Poland emphasizes new
brands to be developed through distribution
Post rectification (lowering of spirit costs) more aggressive move into private label and economy sector
Business Strategy

Continued Acquisitions of Producers/Brands and
Distributors
Grow current 32% production share to 40% by acquiring
niche brands and growth of own brands
Utilize excess capacity with acquired niche brands
Targeting mid-single digit multiple for brand acquisitions on a forward 12 month basis
Acquire distributors with at least $100 million in annualized sales for 2006 and 2007
Business Strategy

Expand higher margin import portfolio
Combination of CEDC’s and Bols’ exclusive imports
strengthens position as a “one stop shop”
Rapid on premise expansion in Poland drives growth
opportunities for imports
Our direct distribution and strong sales force makes us
more attractive for additional agency brands
Strong GDP and purchasing power growth in Poland will
fuel consumer demand for imports
Business Strategy

•
Expand export sales
Vodka represents the fastest growing category world wide
Grow Zubrowka exports to reach 750,000 cases within 5
years (current base 170,000 cases)
Expand export sales for Soplica to 200,000 cases within 5
years (current base 30,000 cases)
New distributor agreements to be signed in 2006
representing greater value for CEDC
Expand geographical reach of Zubrowka from current small
base
Business Strategy

BIAŁYSTOK
ŻUBRÓWKA
BISON BRAND VODKA

IMPORTED
ŻUBRÓWKA
TRIPLE DISTILLED
BISON BRAND FLAVORED VODKA

cedc

24 Zubrówka – New Export Package Increase of net contribution per case by 40%

Target opportunities outside of Poland
Regional acquisition opportunities (Central and Eastern
Europe)
Target companies with similar business model as CEDC
Leverage our know how and business relations to utilize in
other markets
License production of Bols in Russia
Business Strategy

CEDC Margin Expansion Opportunities
Through brand ownership CEDC is able to expand gross margins to over
20% nearly double historical pure distribution margins
Additional opportunities for margin expansion exist
› Further developing sales of own brands
› Expanding export sales
› Continuing to grow import sales
› Further acquisition of brands

GIEŁDA PAPIERÓW
WARTOŚCIOWYCH
w Warszawie SA

cedc

CEDC Warsaw Dual Listing
CEDC will complete a secondary listing of its shares on the
Warsaw Stock Exchange
- Open to new institutional investors – EU, Regional and Local
- Allow CEDC to tap into local retail investors
- Increase liquidity of CEDC shares
- Facilitate further buy out of Polmos Bialystok minority shareholders

Net sales
(1)
EPS (fully diluted)
EBITDA
Strong Historical Financial And Operating
Performance
2003 2004 2005 2002
Notes: (1) Net of excise tax
(2) Excludes the impact of acquisition one-off’s and foreign exchange
(3) Excludes the impact of new acquisitions and the impact of foreign exchange
$ 293 million
$0.66
$14 million
$ 429 million
$0.96
$24 million
$ 580 million
$1.34
$32 million
$ 749 million
$1.63
$56 million
(2)
2006
(Forecast)
$ 931-956 million
$1.90 – 2.10
$105 million
(3)

Conclusion
CEDC is the 4
th
largest vodka producer in the world
Further consolidation of brands and distribution will
continue – branded products continue to take share
Growing consumer purchasing power will fuel growth of
domestic brands and imports
Leverage our infrastructure for improving shareholder
value
Export to play a key profit driver over the next 5 years
Continued consolidation in Central & Eastern Europe with
CEDC taking an active role